UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2026

PRECIPIO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36439	91-1789357
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Science Park, New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(203) 787-7888

(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRPO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2026, Precipio, Inc. (the “Company”) convened its Annual Meeting of stockholders for the purpose of holding a stockholder vote (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted:

1.	To elect Richard Sandberg, Christina Valauri, and Jeffrey Cossman, M.D. as Class II directors for terms to expire in 2029 (“Proposal One”);

2.	To ratify the appointment of CBIZ CPAs, P.C. (“CBIZ”) as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal Two”).

The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”).

The number of shares of common stock entitled to vote at the Annual Meeting was 1,784,830. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 1,063,293, representing 59.57% of the total number of outstanding shares of the Company. Proposals One and Proposal Two submitted to a vote of the Company’s stockholders at the Annual Meeting were approved.

The votes cast with respect to each matter voted upon are set forth below.

Proposal One: To elect Richard Sandberg, Christina Valauri, and Jeffrey Cossman, M.D. as Class II directors for terms to expire in 2029, as set forth in the Proxy Statement. The results of the election were as follows:

	Votes For	Votes Against	Withheld	Brokers Non-Votes
Total Shares Voted	551,150	0	1,058	511,085

Richard Sandberg

	Votes For	Votes Against	Withheld
Total Shares	535,205	0	17,003

Christina Valauri

	Votes For	Votes Against	Withheld
Total Shares	544,692	0	7,516

Jeffrey Cossman, M.D

	Votes For	Votes Against	Withheld
Total Shares	534,990	0	17,218

Proposal Two: To ratify the appointment of CBIZ CPAs, P.C. (“CBIZ”) as our independent registered public accounting firm for the year ending December 31, 2026, as set forth in the Proxy Statement. The results of the election were as follows:

	Votes For	Votes Against	Abstain
Total Shares Voted	1,051,812	10,583	898

No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIPIO, INC.

By:	/s/ Ilan Danieli
Name:	Ilan Danieli
Title:	Chief Executive Officer

Date: June 15, 2026